UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2009

The Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51018

Delaware	23-3016517
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

409 Silverside Road

Wilmington, DE 19809

(Address of principal executive offices, including zip code)

302-385-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On August 13, 2009, The Bancorp, Inc. (the “Company”) and its wholly-owned subsidiary, The Bancorp Bank (the “Bank”), entered into an underwriting agreement (the “Underwriting Agreement”) with Sandler O’Neill + Partners, L.P., as representative of the underwriters named therein, to issue and sell 10,000,000 shares of the Company’s common stock, par value $1.00 per share (“Common Stock”), at a public offering price of $5.75 per share in an underwritten public offering (the “Offering”). As part of the Offering, the Company granted the underwriters a 30-day option to purchase up to an additional 1,500,000 shares of Common Stock to cover over-allotments, if any. The net proceeds of the Offering, after underwriting discounts and expenses, will be approximately $54.0 million.

The Underwriting Agreement contains customary representations, warranties and covenants among the parties as of the date of entering into such Underwriting Agreement; these representations, warranties and covenants are not factual information to investors about the Company or the Bank. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

The shares of Common Stock were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (Registration No. 333-155414) declared effective by the Securities and Exchange Commission on July 2, 2009 (the “Registration Statement”). The Offering is being made under the prospectus supplement, dated August 13, 2009 (“Prospectus Supplement”), and the accompanying prospectus, dated July 2, 2009, constituting a part of the Registration Statement.

Item 8.01	Other Events

On August 14, 2009, the Company filed with the Securities and Exchange Commission the Prospectus Supplement to the base prospectus contained in the Company’s Registration Statement. Exhibits 1.1, 5.1 and 23.1 attached to this Current Report on Form 8-K are incorporated by reference in their entirety into the Prospectus Supplement and Registration Statement.

The Prospectus Supplement updated the risk factors contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008. A copy of the updated risk factors is filed herewith as Exhibit 99.1 and by this reference incorporated herein.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are included with this report:

Exhibit No.	Exhibit Description
1.1	Underwriting Agreement, dated August 13, 2009, among The Bancorp, Inc., The Bancorp Bank and Sandler O’Neill + Partners, L.P., as representative of the underwriters.

5.1	Opinion of Ledgewood.

23.1	Consent of Ledgewood (included in Exhibit 5.1).

99.1	Risk Factors

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bancorp, Inc.

Date: August 17, 2009	By:	/s/ Martin F. Egan
Martin F. Egan
Chief Financial Officer, Senior Vice President and Secretary